SASCO 2005-S1
Credit Risk Manager Report
October 2005
2005 Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell,or hold that or any other security.The Report is based upon information provided to The Clayton Fixed Income Services by third parties and therefore Clayton cannot, and does not, warrant that the information contained in this Report is accurate or complete.
2005 Clayton Fixed Income Services Inc. All rights reserved.


Table of Contents

Section One 	Executive Summary
Section Two 	Loan-Level Report
Section Three	Prepayment Premium Analysis
Section Four 	Loss Report
Section Five 	Analytics

2005 Clayton Fixed Income Services Inc. All rights reserved.

Section One
Executive Summary
2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Executive Summary October 2005
Transaction Summary
Closing Date: 03/01/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U.S. Bank
Master Servicer: Aurora Loan Services Master Servicer
Servicer(s): Aurora Loan Services, Chase Home Finance, Countrywide,
	     GMAC Mortgage,Ocwen Financial Services, Option One Mortgage, Wells Fargo/ASC,Wells Fargo Bank, N.A.
Mortgage Insurer(s): United Guaranty Residential Insurance Company Delinquency Reporting Method: OTS1

Collateral Summary
			Closing Date	9/30/2005(2)	9/30/2005 as a
							Percentage of Closing
							Date

Collateral Balance 	$576,667,450 	$429,151,181 	74.41%

Loan Count 		11,983		9,370		78.19%

1OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Clayton by the servicers on a monthly basis.
2005 Clayton Fixed Income Services Inc. All rights reserved.


Collateral Statistics
					Loan Count 	Summed Balances
First Payment Default 			6		$732,750
Early Payment Defaults** 		34		$2,211,399
Multiple Loans to One Borrower*** 	439		$13,446,531

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment
***We are currently awaiting the borrower information necessary to populate these fields


Natural Disasters
Clayton identified 801 properties within this security which are located in areas that are designated as FEMA disaster areas as a result of the recent natural disasters. These include Hurricanes Katrina, Rita and Wilma, as well as the New Hampshire floods. Of these properties, 718 are located in areas covered by individual assistance, which allows for individuals to file personal claims with FEMA up to $26,200. The total unpaid principal balance of the loans covered by individual assistance is $27,225,629.

The remaining 83 properties are located in areas covered by public assistance, which also allows individual claims, but gives first priority to municipal officials to file claims for infrastructure repairs. The total unpaid principal balance of the loans covered by public assistance is $2,703,079. The following loans are located in the disaster area and are in foreclosure.

Loan Number	Property Location	Delinquency Status as	UPB as of
					of 9/30/2005 		9/30/05

6100444 	Fort Lauderdale, FL	Foreclosure		$29,416

6111410 	Sugarland, TX		Foreclosure		$59,930

6102814 	New Iberia, LA		Foreclosure		$19,982

Prepayments

Remittance 	Beginning Collateral 	Total 			Percentage of
Date 		Balance			Prepayments		Prepayments
10/25/2005	$448,616,482		$19,743,763		4.40
9/25/2005	$473,702,430		$24,804,052		5.24
8/25/2005	$494,482,733		$20,490,401		4.14

Prepayment Premium Analysis

Prepayment Premium Analysis

Prepayment Premium Issues
In the 10/25/2005 remittance,81 loans with active prepayment premium flags were paid off. The servicers remitted premiums for 79 of these loans totaling $167,065. Premiums were also remitted for seven loans without active flags totaling $13,492. Also, a premium of $4,588 was reversed because the loan was accelerated when it was paid off during the 9/25/2005 cycle. The amount of prepayment premiums remitted by the servicers total $178,448, however, the amount remitted to the P Class was $175,969. We asked the master servicer about a $2,479 premium that was not passed to the trust. We have also inquired with a servicer regarding one loan that paid off with an active flag but did not have a premium remitted.

Loss Analysis

High Loss Amounts and/or High Loss Severities

During the 10/25/2005 distribution cycle this security had four realized losses Loan numbers 6111047 and 6100108 were charged off and passed losses with severities of 108 and 104 percent respectively. A loss of $14,803 was passed for loan number 6103440 after accepting short sale funds, and loan number 6105651 was sold out of REO at a loss of $30,125. No losses passed at a severity above 115 percent during this cycle. The loss reconciliation files supplied to Clayton indicate total losses of $205,606 were passed to the trust for the 10/25/2005 cycle. However, the remittance indicates that $205,121 was passed, a difference of $486, which appear to be satisfaction fees. We have inquired with master servicer regarding this issue.
2005 Clayton Fixed Income Services Inc. All rights reserved.


Section Two

Loan-Level Report

 2005 Clayton Fixed Income Services Inc. All rights reserved.
Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas.Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
Delinquency Status:Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method:The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6104520 12/1/2004
4/1/2005
NY
709
Default Reason: (Unknown)
11/7/2005 Clayton is awaiting a response from the servicer regarding why it is foreclosing on this property with negative equity to pursue.
6104700 12/1/2004
1/1/2005
GA
631
Default Reason: (Unknown)
11/7/2005 Clayton is awaiting a response from the servicer as to whether or not it has taken this property REO.
6104941 12/1/2004
4/1/2005
GA
632
Default Reason: (Unknown)
11/7/2005 Clayton is awaiting a response from the trustee regarding mortgage insurance coverage for this loan in October 2005.
6105475 12/1/2004
12/1/2004
GA
682
Default Reason: (Unknown)
11/7/2005 Clayton asked the servicer to consider charging off this loan because the senior lien balance is greater than the current property value.
6105651 1/1/2005
12/1/2004
GA
677
Default Reason: (Unknown)
11/7/2005 Clayton is awaiting the servicers response regarding why it took this property REO with negative equity to pursue.
6106918 12/1/2004
11/1/2004
CO
674
Default Reason: (Unknown)
10/7/2005 The servicer took this property REO on 8/4/2005.We will monitor for a listing price.
Valuation Method Orig.
Current Value
BPO
6/20/2005
$700,000
$470,000
BPO
4/28/2005
$389,000
$360,000
Appraisal
6/14/2005
$236,000
$228,000
BPO
8/9/2005
$183,000
$110,000
Sale Price
8/26/2005
$270,000
$159,000
BPO
4/6/2005
$875,000
$975,000
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$140,000
$139,784
20.00%
29.74%
$38,900
$38,877
10.00%
10.79%
$45,505
$0
19.28%
0.00%
$26,250
$26,241
14.34%
23.85%
$27,000
$0
10.00%
0.00%
$131,250
$131,250
15.00%
13.46%
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
1223566665 2/1/2007 $560,000
148.89%
CCCC36FF
Monitor
$139,784
99.84%
2/1/2006 $311,200
97.24%
C36FF99F
Monitor
$38,877
99.94%
1223566665 5/1/2006 $0
0.00%
3C3C3000
Monitor
$0
0.00%
3/1/2006 $140,000
151.12%
36999999
Monitor - BK
$26,241
99.96%
2/1/2006 $0
0.00%
369FFRR0
Monitor
$0
0.00%
5/1/2006 $700,000
85.25%
69FFFFRR
Monitor
$24,617
18.75%
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6107073 BPO
9/13/2005
$850,000
$740,000
12/1/2004
11/1/2004
NY
717
Default Reason: (Unknown)
11/7/2005 The servicer indicated that it is reviewing why this loan is in foreclosure. We are monitoring.
6108214 BPO
4/11/2005
$255,000
$245,000
2/1/2005
1/1/2005
CO
686
Default Reason: (Unknown)
11/7/2005 Clayton is awaiting the servicers response to whether or not it has the insurance company's approval to foreclose on this property.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$170,000
$170,000
20.00%
22.97%
$76,500
$76,500
30.00%
31.22%
Est. Liq. Date 1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
$595,000
103.37%
$170,000
100.00%
1223566665 $178,500
104.08%
$0
0.00%
Delinquency
Status
10/1/2006 69FFFFFF
Monitor
8/1/2006 C3699FFF
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6100384 1/1/2005
1/1/2005
CA
668
Default Reason: (Unknown)
11/7/2005 The servicer took this property REO on 9/12/2005.
Valuation Method Orig.
Current Value
BPO
9/14/2005
$650,000
$690,000
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$130,000
$129,929
20.00%
18.83%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$520,000
94.19%
Est. (Gain)/Loss
Est. Severity
$81,106
62.38%
Delinquency
Status
4/1/2006 36FFFFR
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6100435 BPO
6/8/2005
$88,000
$45,000
10/1/2004
3/1/2005
KS
641
Default Reason: (Unknown)
11/7/2005 We have asked the servicer to consider charging off this loan as there appears to be negative equity to pursue.
6101104 BPO
8/31/2005
$86,500
$65,000
12/1/2004
12/1/2004
MI
662
Default Reason: (Unknown)
11/7/2005 The servicer appears to be foreclosing on the property securing this loan and there appears to be negative equity to pursue. We asked the servicer why it is taking this action.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$17,600
$17,336
20.00%
38.52%
$20,000
$19,991
23.12%
30.75%
Est. Liq. Date 1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
$70,400
194.96%
$17,336
98.50%
$60,500
123.83%
$19,991
99.95%
Delinquency
Status
10/1/2006 CCC36999
Monitor
11/1/2006 369999FF
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through:September 30, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6102814 BPO
7/25/2005
$104,000
$105,000
11/1/2004
1/1/2005
LA
605
Default Reason: (Unknown)
11/7/2005 The servicer initiated foreclosure on 6/21/2005, however foreclosure has been delayed because this property is located in a FEMA disaster area. 6102884 BPO
5/24/2005
$128,000
$120,000
11/1/2004
12/1/2004
KY
609
Default Reason: (Unknown)
11/7/2005 There are no updates currently available regarding the motion for relief. The borrowers bankruptcy has not yet been confirmed.
6102916 BPO
6/16/2005
$165,000
$149,000
11/1/2004
1/1/2005
OK
611
Default Reason: (Unknown)
11/7/2005The senior lien holder was granted relief,no foreclosure sale date is set.
6102986 BPO
7/1/2005
$374,000
$285,900
11/1/2004
3/1/2005
GA
615
Default Reason: (Unknown)
11/7/2005 We are awaiting a servicer response regarding why it is foreclosing with negative equity. We asked the servicer to consider charging off this loan. 6103027 BPO
8/30/2005
$120,000
$95,500
12/1/2004
4/1/2005
OH
617
foreclosing.
Default Reason: (Unknown)
11/7/2005 This loan is coded as being in foreclosure with negative equity to pursue. We will verify whether this loan is indeed in foreclosure, or if the senior lien is
WY 12/1/2004 BPO 19.98% $159,000 $31,751 6/1/2006 6103058
6/17/2005 $158,000 2/1/2005 619
Default Reason: (Unknown)
11/7/2005 No foreclosure sale date has been set, Clayton will continue to monitor.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV 1st Lien
Comb. LTV CLTV Current Bal
$80,000
95.22%
$20,000
$19,982
19.23%
19.03%
$102,400
106.65%
$25,600
$25,585
20.00%
21.32%
$132,000
110.71%
$33,000
$32,971
20.00%
22.12%
$296,000
129.37%
$74,000
$73,892
19.78%
25.84%
$92,000
120.38%
$23,000
$22,965
19.16%
24.04%
$127,120
100.55%
$31,780
$31,751 20.09%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
8/1/2006 $19,982
99.90%
7/1/2006 $25,585
99.94%
7/1/2006 $32,971
99.91%
3/1/2006 $73,892
99.85%
11/1/2006 $22,965
99.84%
99.90%
Delinquency
Status
3369FFFF
Monitor
36FFFF99
Monitor - BK
C36F99FF
Monitor
3CC3FFFF
Monitor
CCCC3FFF
Monitor
CC3FFFFF
Monitor
SASCO 2005-S1 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
3/1/2006 6103458 $328,000
111.20%
$82,000
$82,000
Int. Est.
6/30/2005
C999F9FF
Monitor
$420,000
$368,680
$82,000
100.00%
19.52%
22.24%
11/1/2004
10/1/2004
VA
643
monitor.
TX
Default Reason: (Unknown)
11/7/2005 According to comments on the servicers system, a foreclosure sale was held on 10/7/2005. No details are available regarding the results, we will continue to
12/1/2004 BPO $400,000 $78,000 19.50% $312,000 6103951 $77,970 2/1/2006
159.17% $77,970 6/8/2005
369FFFFF
Monitor $245,000 99.96% 31.82% 12/1/2004 678
Default Reason: (Unknown)
10/10/2005 The servicer indicated that it released servicing of the senior lien on 5/5/2005 with a balance of $311,000. Foreclosure is being pursued by the junior lien, and a BPO foreclosure. valuing the property at $245,000 was completed on 6/8/2005.We have posted a follow up question to the servicer requesting further details and to stop
NY 12/1/2004 BPO 19.72% $370,000 $73,000 12/1/2006 6104168 $292,000
137.73%
$73,000
$73,000 7/20/2005
6999FFFF
Monitor $265,000 100.00% 27.54% 11/1/2004 732
Default Reason: (Unknown)
11/7/2005 Clayton asked the servicer to stop advances for this loan because of its negative equity position.
1/1/2007 6104318 $96,000
121.56%
$18,000
$17,859
Int. Est.
6/30/2005
CCCC3FCC
Monitor
$120,000
$93,659
$17,859
99.21%
15.00%
19.06%
12/1/2004
11/1/2005
LA
659
Default Reason: (Unknown)
This property is includedin the FEMA disaster area caused by Hurricane Katrina. Clayton is monitoring to ensure that the servicer adheres to its policies. 9/1/2005
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6108796 $41,000
$40,664
Appraisal
10/25/2005
$205,000
$133,000
20.00%
30.57%
5/1/2004
11/1/2004
TX
695
asked the servicer to consider charging off this loan.
Default Reason: (Unknown)
11/7/2005 Clayton requested that the servicer perform an updated valuation for this property, and the new value indicates a decline of 35 percent since origination. We have
MN 11/1/2004 BPO $580,000 $87,000 15.00% $493,000 1223566665 $86,960 6109456
7/1/2006 9999999
$86,960 4/25/2005 $395,000 22.01% 11/1/2004 668
Default Reason: (Unknown)
11/7/2005 Based on our inquiry, the servicer indicates that it is performing an equity analysis. We are monitoring this loan for charge off.
6111047 $124,000
$0
Int. Est.
6/30/2005
$620,000
$462,025
20.00%
0.00%
10/1/2004
12/1/2004
NV
668
Default Reason: (Unknown)
10/24/2005 This loan was charged off. We asked the servicer why this loan was charged off without a BPO value.
6111068 $200,000
$200,000
Appraisal
10/24/2005
$720,000
$685,000
27.77%
29.19%
12/1/2004
11/1/2004
AZ
639
Default Reason: (Unknown)
11/7/2005 This loan is in first payment default. Clayton is monitoring.
6111198 $87,800
$87,694
BPO
5/11/2005
$439,000
$500,000
20.00%
17.53%
9/1/2004
12/1/2004
CA
643
Default Reason: (Unknown)
11/7/2005 The servicer initiated foreclosure on 9/22/2005.
6111457 $8,500
$8,484
BPO
5/9/2005
$85,000
$58,000
10.00%
14.62%
12/1/2004
12/1/2004
MI
670
Default Reason: (Unknown)
10/7/2005 The senior lien balance for this loan is greater than the property value reported in the most recent BPO. Based on our inquiry, the servicer has agreed to charge off this loan.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
1/1/2006 $164,000
153.88%
9999999
Monitor
$40,664
99.17%
146.82% Monitor 99.95%
3/1/2006 $0
0.00%
6999990
Monitor
$0
0.00%
5/1/2006 $500,000
102.18%
9999999
Monitor
$157,000
78.49%
8/1/2006 $351,200
87.77%
699999F
Monitor
$32,053
36.50%
7/1/2006 $68,000
131.86%
6999999
Monitor
$8,484
99.80%


Section Three
Prepayment Premium Analysis
2005 Clayton Fixed Income Services Inc. All rights reserved.

Reconciliation for Prepayment Premiums for SASCO 2005-S1
Mortgage Data Through: September 30, 2005


Section 1: Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the Statement to Certificateholders prepared by the trustee.

					Trustee Remittance Date
Class 	  25-Oct-05  25-Sep-05  25-Aug-05   25-Jul-05   25-Jun-05   25-May-
05
P Class   $178,448   $208,944   $173,377    $152,885    $124,209    $98,075

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee.This information is reported to Clayton by the servicers each month.

					Trustee Remittance Date
Servicer  25-Oct-05  25-Sep-05  25-Aug-05   25-Jul-05   25-Jun-05   25-May-05
Total	  $175,969   $208,425   $173,377    $152,885    $124,209    $97,559

Section 3: Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.


Amount remitted to the P Class: 		$175,969

Amount remitted by the servicers: 		$178,448

Difference: 				       -$  2,479


2005 Clayton Fixed Income Services Inc. All rights reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S1
Mortgage Data Through: August 31, 2005

Trustee Remittance Date: 	 25-Oct-05  25-Sep-05   25-Aug-05   25-Jul-05

Loans with Active Prepayment
Flags with Premiums
Remitted (A)			    79	           88       65	       61

				     7	            8	    11	        9


Total Loans with
Premiums Remitted (B) 		    86	           96       76	       73


Loans with Active Prepayment
Flags (C) 			    81             90	    67	       68

Loans without Prepayment Flags
with Premiums Remitted		     7              8	    11	        9



Subtotal (D) 			     88            98       78        77


Premiums Remitted for Loans with
Active Prepayment Flags (A/C) 	    97.53%     97.78%   97.01%
89.71%


Total Loans with Premiums
Remitted to the Subtotal (B/D)	    97.73%     97.96%	 97.44%
94.81%

Total Paid-Off Loans (E) 	      350         468	   355	     397


Total Loans with Premiums
Remitted to the Total Paid-Off
Loans (B/E) 			    24.57%     20.51%	  21.41%    18.39%


2005 Clayton Fixed Income Services Inc. All rights reserved.


Paid-Off Loan Exception Report for SASCO 2005-S1
Mortgage Data Through: July 31, 2005


									TOTAL
Total Paid-Off Loans with Flags 					82
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the
Note)*									2

Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*			0


Loans That were liquidated from REO Status				0

Loans with Discrepancies between the Data File and the Note*		0

Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*			0

Loans that were Liquidated Through Loss Mitigation Efforts*		1

Total Paid-Off Loans with Active Prepayment Flags (C) 			81

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes							0
Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted							2


* These categories are mutually exclusive.
2005 Clayton Fixed Income Services Inc. All rights reserved.



Paid-Off Loans With Prepayment Flags for SASCO 2005-S1

Mortgage Data Through: August 31, 2005

Loan    Delin-	Origi-	  PPP   Expir-      Pay-     Payoff   PPP   St-  %
of
Number 	quency	nation	  Flag  ation       off      Date     Remit-
ate PPP to
	String	Date	        Date        Balance	      ted       Payoff
6111211*CCCCCCC0 10/26/2004 2 	10/26/2006  $134,359 9/21/2005$0     MN 0%

6102351^69FFFF00 9/27/2004  2 	9/27/2006   $128,330 8/29/2005-$4,588CA -4%

6104752#CCCCCCC0 8/27/2004  2 	8/27/2006   $69,757  9/1/2005 $2,479 CA 4%

6100656**CCCCCCC0 5/1/2004   0 	5/1/2004    $76,328  9/30/2005$2,972 CA 4%

6100682**CCCCCCC0 6/1/2004   0 	6/1/2004    $60,406  9/6/2005 $2,167 CA 4%

6100619**CCCCCCC0 6/1/2004   0 	6/1/2004    $52,724  9/12/2005$2,208 CA 4%

6100733**CCCCCCC0 6/1/2004   0 	6/1/2004    $39,102  9/26/2005$1,561 CA 4%

6100469**CCCCCCC0 7/1/2004   0 	7/1/2004    $30,418  9/29/2005$1,246 FL 4%

6109876**CCCCCCC0 9/9/2004   0 	9/9/2004    $59,054  9/26/2005$2,350 AZ 4%

6109515**CCCCCCC0 9/30/2004  0 	9/30/2004   $49,414  9/22/2005$988   MN 2%

6111382 CCCCCCC0 6/2/2004   2 	6/2/2006    $27,168  9/9/2005 $1,359 OR 5%

6108794 CCCCCCC0 6/24/2004  2 	6/24/2006   $26,590  9/30/2005$969   FL 4%

6108761 CCCCCCC0 7/9/2004   2 	7/9/2006    $80,269  9/6/2005 $3,079 CA 4%

6108815	CCCCCCC0 7/21/2004  2 	7/21/2006   $34,462  9/30/2005$1,610 FL 5%

6100676	CCCCCC30 8/1/2004   2 	8/1/2006    $77,261  9/29/2005$2,777 CA 4%

6110300	CCCCCCC0 8/27/2004  2 	8/27/2006   $32,807  9/8/2005 $1,609 AZ 5%

6103933	CCCCCCC0 8/27/2004  2 	8/27/2006   $69,902  9/1/2005 $2,569 FL 4%

6111405	CCCCCCC0 9/16/2004  2 	9/16/2006   $54,706  9/29/2005$2,735 AZ 5%

6109842	CCCCCCC0 9/17/2004  2 	9/17/2006   $23,877  9/9/2005 $949   FL 4%

6103572	CCCCCCC0 9/17/2004  2 	9/17/2006   $26,677  9/23/2005$1,043 AZ 4%

6104223	CCCCCCC0 9/21/2004  2 	9/21/2006   $32,102  9/19/2005$1,116 FL 3%

6103614	CCCCCCC0 9/22/2004  2 	9/22/2006   $35,355  9/13/2005$1,377 AZ 4%

6102011	CCCCCCC0 9/23/2004  2 	9/23/2006   $83,580  9/30/2005$3,510 CA 4%

6103172	CCCCCCC0 9/24/2004  2 	9/24/2006   $48,888  9/12/2005$1,814 CA 4%

6104243	CCCCCCC0 9/24/2004  2 	9/24/2006   $41,074  9/19/2005$1,688 FL 4%
6102104	CCCCCCC0 9/27/2004  2 	9/27/2006   $29,080  9/30/2005$1,104 CA 4%

6102215	CCCCCCC0 9/27/2004  2 	9/27/2006   $55,548  9/29/2005$2,440 CA 4%

6102303	CCCCCCC0 9/27/2004  2 	9/27/2006   $91,492  9/23/2005$3,547 CA 4%

6102311	CCCCCCC0 9/27/2004  2 	9/27/2006   $95,740  9/9/2005 $3,442 CA 4%

6104306	CCCCCCC0 9/27/2004  2 	9/27/2006   $21,692  9/7/2005 $213   MI 1%

6109156	CCCCCCC0 9/28/2004  2 	9/28/2006   $199,037 9/16/2005$3,983 VA 2%

6103221	CCCCCCC0 9/28/2004  2 	9/28/2006   $36,660  9/23/2005$1,602 CA 4%

6103530	CCCCCCC0 9/28/2004  2 	9/28/2006   $40,224  9/30/2005$1,702 CA 4%

6102246	CCCCCCC0 9/29/2004  2 	9/29/2006   $65,420  9/27/2005$2,356 CA 4%

6103388	CCCCCCC0 9/29/2004  2 	9/29/2006   $27,808  9/13/2005$1,218 AZ 4%

6102289	CCCCCCC0 9/30/2004  2 	9/30/2006   $85,450  9/19/2005$3,246 CA 4%

6103293	CCCCCCC0 9/30/2004  2 	9/30/2006   $36,986  9/15/2005$716   VA 2%

6103094	CCCCCCC0 9/30/2004  2 	9/30/2006   $69,824  9/27/2005$2,582 CA 4%

6103535	CCCCCCC0 9/30/2004  2 	9/30/2006   $35,267  9/27/2005$896   MA 3%

6102045	CCCCCCC0 10/1/2004  2 	10/1/2006   $24,303  9/15/2005$487   VA 2%

6111259	3CCC3C0	 10/4/2004  2 	10/4/2006   $38,762  9/30/2005$1,939
NV 5%
6103638	CCCCCCC0 10/4/2004  2 	10/4/2006   $39,895  9/29/2005$776   VA 2%

6102234	CCCCCCC0 10/5/2004  2 	10/5/2006   $58,835  9/21/2005$2,235 CA 4%

6102059	CCCCCCC0 10/8/2004  2 	10/8/2006   $24,886  9/12/2005$1,045 AZ 4%

6104092	CCCCCCC0 10/8/2004  2 	10/8/2006   $40,123  9/1/2005 $1,420 HI 4%

6104194	CCCCCCC0 10/8/2004  2 	10/8/2006   $61,866  9/20/2005$1,994 CA 3%

6103268	CCCCCCC0 10/8/2004  2 	10/8/2006   $98,719  9/23/2005$3,774 HI 4%

6103116	CCCCCCC0 10/8/2004  2 	10/8/2006   $64,484  9/26/2005$2,441 NV 4%

6104870	CCCCCCC0 10/11/2004 2 	10/11/2006  $64,718  9/28/2005$2,559 CA 4%

6102105	CCCCCCC0 10/12/2004 2 	10/12/2006  $29,215  9/28/2005$1,110 AZ 4%

6104124	CCCCCCC0 10/12/2004 2 	10/12/2006  $46,094  9/7/2005 $1,736 FL 4%

6103153	CCCCCCC0 10/12/2004 2 	10/12/2006  $48,539  9/15/2005$474   MI 1%

6102200	CCCCCCC0 10/15/2004 2 	10/15/2006  $49,391  9/30/2005$2,171 AZ 4%

6103765	CCCCCCC0 10/15/2004 2 	10/15/2006  $32,094  9/7/2005 $628   VA 2%

6103361	CCCCCCC0 10/15/2004 2 	10/15/2006  $23,838  9/27/2005$234   GA 1%

6104136	CCCCCCC0 10/15/2004 2 	10/15/2006  $27,866  9/28/2005$884   NH 3%

6104148	CCCCCCC0 10/22/2004 2 	10/22/2006  $68,293  9/27/2005$1,775 MA 3%

6102519	CCCCCCC0 10/26/2004 2 	10/26/2006  $39,599  9/30/2005$1,663 CA 4%

6102381	CCCCCCC0 10/26/2004 2 	10/26/2006  $24,156  9/30/2005$242   MI 1%

6102636	CCCCCCC0 10/27/2004 2 	10/27/2006  $89,493  9/7/2005 $3,403 CA 4%

6102694	CCCCCCC0 10/29/2004 2 	10/29/2006  $149,098 9/30/2005$1,500 OH 1%

6102617	CCCCCCC0 10/29/2004 2 	10/29/2006  $81,583  9/20/2005$3,258 CA 4%

6102627	CCCCCCC0 10/29/2004 2 	10/29/2006  $87,100  9/8/2005 $3,658 CA 4%

6102559	CCCCCC30 11/3/2004  2 	11/3/2006   $53,696  9/2/2005 $2,043 CA 4%

6100316	CCCCCC0	 11/23/2004 2 	11/23/2006  $83,311  9/27/2005$3,302
CA 4%
6100083	CCCCCC0	 11/26/2004 2 	11/26/2006  $25,049  9/9/2005 $894
FL 4%
6100306	CCCCCC0	 11/29/2004 2 	11/29/2006  $77,151  9/27/2005$2,751
OR 4%
6100345	CCCCCC0	 11/29/2004 2 	11/29/2006  $101,168 9/19/2005$3,610
CA 4%
6100394	CCCCCC0	 11/29/2004 2 	11/29/2006  $140,672 9/26/2005$5,024
CA 4%
6100202	CCCCCC0	 11/30/2004 2 	11/30/2006  $36,258  9/21/2005$1,802
ID 5%
6100327	CCCCCC0	 11/30/2004 2 	11/30/2006  $88,673  9/12/2005$3,507
CA 4%
6100336	CCCCCC0	 11/30/2004 2 	11/30/2006  $95,437  9/23/2005$3,972
CA 4%
6100339	CCCCCCC0 12/3/2004  2 	12/3/2006   $96,329  9/23/2005$3,630 OR 4%

6100153	CCCCCC0	 12/7/2004  2 	12/7/2006   $29,323  9/22/2005$1,162
AZ 4%
6100261	CCCCCC0	 12/7/2004  2 	12/7/2006   $56,167  9/28/2005$2,116
HI 4%
6100293	CCCCCC0	 12/10/2004 2 	12/10/2006  $68,744  9/14/2005$2,863
CA 4%
6108755	CCCCCCC0 7/22/2004  3 	7/22/2007   $171,001 9/23/2005$6,967 CA 4%

6111408	CCCCCCC0 7/22/2004  3 	7/22/2007   $35,075  9/8/2005 $1,755 AZ 5%

6108770	CCCCCCC0 7/30/2004  3 	7/30/2007   $30,843  9/8/2005 $1,338 NV 4%

6104033	CCCCCCC0 8/26/2004  3 	8/26/2007   $53,445  9/19/2005$2,068 AZ 4%

6111141	CCCCCCC0 9/10/2004  3 	9/10/2007   $76,118  9/23/2005$3,500 CA 5%

6111151	CCCCCCC0 9/22/2004  3 	9/22/2007   $105,202 9/2/2005 $4,154 CA 4%

6104294	CCCCCCC0 9/22/2004  3 	9/22/2007   $36,629  9/14/2005$1,719 FL 5%

6104375	CCCCCC0	 9/28/2004  3 	9/28/2007   $45,956  9/16/2005$1,776
CA 4%
6111117	CCCCCCC0 9/29/2004  3 	9/29/2007   $77,804  9/12/2005$1,556 VA 2%

6104326	CCCCCCC0 10/6/2004  3 	10/6/2007   $27,586  9/30/2005$1,083 CA 4%

6111056	CCCCCCC0 10/7/2004  3 	10/7/2007   $75,144  9/30/2005$2,965 CA 4%

6101396	CCCCCCC0 10/12/2004 3 	10/12/2007  $33,806  9/28/2005$1,345 CA 4%

6104227	C3CCCCC0 10/20/2004 3 	10/20/2007  $33,096  9/19/2005$1,505 FL 5%


* Awaiting Servicer Response.
**Prepayment Premium collected without a prepayment flag.
^ PPP Reversed
# Premium not remiited to the trust by the master servicer.

2005 Clayton Fixed Income Services Inc. All rights reserved.


Section Four
Loss Report
2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-S1 Historical Monthly Losses Losses Through: September 30, 2005
Loan Loss Amount Date
$205,606
$23,219
$41,429
$131,640
$0
$0
$39,223
10/25/2005
9/25/2005
8/25/2005
7/25/2005
6/25/2005
5/25/2005
4/25/2005
3/25/2005 $0
$441,118 Totals:
*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Loss Percentage
0.04%
0.00%
0.01%
0.01%
0.02%
0.00%
0.00%
0.00%
0.08%
SASCO 2005-S1 Loss Reconciliation Report Trustee Remittance Date: October 25,
2005
Remittance Statement
10/25/2005
Loss
$26,122
$14
$54
Loan Number
6100108
6102134
6102232
$28
$28
$28
$30,125
6102347
6102583
6102685
6105651
Summary
Loan-Level Losses: $205,121
Subsequent Losses:
Subsequent Gains:
Monthly Security Loss:
Losses Remitted:
Difference*:
* For further details, please refer to the "Loss Analysis" section of the Executive Summary. Loan-Level Loss Report
Loss Loan Number
6100263
6102156
6102233
$8
$53
$3
$48 6102504
6102607
6102687
6111047
$26
$26
$134,078
Loan-Level Loss Report
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Loan Number
6102007
6102174
6102287
6102575
6102619
6103440
$205,606
$0
$0
$205,606
$205,121
$486
Loss
$24
$54
$28
$28
$28
$14,803
$205,606 Total:
SASCO 2005-S1 Loss Report Losses Through: September 30, 2005
October 25, 2005
Loan Number
6105651
6100108
6100263
6102007
6102134
6102156
6102174
6102232
6102233
6102287
6102347
6102504
6102575
6102583
6102607
6102619
6102685
6102687
6103440
6111047
Servicer Total:
Orig. LTV
10% GA
State Orig. Date
11/12/2004
37% 12/6/2004 TX
20% 12/13/2004 CA
15% 11/11/2002 CA
20% 10/6/2004 CA
20% 10/4/2004 IL
20% 9/29/2004 FL
20% 10/8/2004 FL
20% 9/30/2004 CA
20% 10/6/2004 CA
20% 9/30/2004 CA
20% 10/26/2004 AZ
20% 10/22/2004 CA
20% 10/29/2004 CA
20% 11/1/2004 CA
20% 11/2/2004 CA
20% 10/22/2004 CA
20% 10/22/2004 CA
20% 9/30/2004 SC
20% 8/22/2004 NV
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Original Amt Months Orig Appraisal Value Decline Delinquent Advances
$27,000
$270,000
$25,000
$67,000
$56,000
$280,000
$42,000
$280,000
$33,180
$165,900
$36,000
$180,000
$40,651
$206,255
$58,400
$292,000
$59,200
$296,000
$85,500
$427,500
$126,471
$632,354
$36,918
$184,589
$64,000
$320,000
$67,000
$335,000
$75,600
$378,000
$84,000
$420,000
$135,000
$675,000
$136,000
$680,000
$22,700
$114,500
$124,000
$620,000
$1,334,620
Loss
$30,125 $0 9 -41.11%
$905 7 -23.88%
$0 8 5.35%
$0 7 56.25%
$0 3 -20.62%
$0 5 -24.85%
$0 5 -16.81%
$0 7 12.15%
$0 5 -15.66%
$0 4 -20.53%
$0 6 -24.00%
$0 4 -26.71%
$0 4 -21.27%
$0 6 -25.89%
$0 5 5.15%
$0 3 -21.00%
$0 7 -35.23%
$0 4 -29.43%
$1470 7 1.31%
$10246 9 -25.47%
Severity
111.57%
$26,122 104.49%
$8 0.01%
$24 0.06%
$14 0.04%
$53 0.15%
$54 0.13%
$54 0.09%
$3 0.01%
$28 0.03%
$28 0.02%
$48 0.13%
$28 0.04%
$28 0.04%
$26 0.03%
$28 0.03%
$28 0.02%
$26 0.02%
$14,803 65.21%
$134,078 108.13%
SASCO 2005-S1 Loss Report Losses Through: September 30, 2005
$205,606 15.41% $1,334,620 Distribution Date Total:
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loss Report Losses Through: September 30, 2005
Loss
$23,219
September 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 20% $1191 8 -21.26%
Severity
116.10% TX
State Orig. Date
4/16/2004 6108689 $20,000
$100,000
$20,000 Servicer Total:
1.71% $23,219 $1,354,620 Distribution Date Total:
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loss Report Losses Through: September 30, 2005
Loss
$14,496
August 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 19% $0 5 -3.38%
Severity
31.86% GA
State Orig. Date
10/14/2004 6104941
$0 9 $26,933 -63.49% 110.83% 15% 10/29/2004 GA 6105252
$45,505
$236,000
$24,300
$163,000
$69,805 Servicer Total:
2.91% $41,429 $1,424,425 Distribution Date Total:
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loss Report Losses Through: September 30, 2005
Loss
$39,223
July 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 20% $0 9 -2.92%
Severity
104.32% TX
State Orig. Date
10/19/2004 6102510 $37,600
$188,000
$37,600 Servicer Total:
2.68% $39,223 $1,462,025 Distribution Date Total:
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S1 Loss Report Losses Through: September 30, 2005
Loss
$29,183
June 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 20% $1268 10 13.79%
Severity
100.63% AZ
State Orig. Date
10/19/2004 6102444
$1307 10 $31,974 0.00% 100.55% 20% 10/28/2004 CO 6102466
$29,000
$145,000
$31,800
$159,000
$3203 10 $70,483 8.57% 100.69% 20% 10/18/2004 FL 6102593 $70,000
$350,000
$130,800 Servicer Total:
8.26% $131,640 $1,592,825 Distribution Date Total:
2005 Clayton Fixed Income Services Inc. All rights reserved.


Section Five
Analytics
2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 FICO Distribution by Status
Mortgage Data Through: September 30, 2005
FICO	Delinquency	Percentage
550	Current	0
570	Current	0
570	Paid Off	0
580	Current	0.002
580	Delinquent	0.003
580	Paid Off	0.001
590	Current	0.005
590	Delinquent	0.013
590	Paid Off	0.004
600	Current	0.018
600	Delinquent	0.041
600	Paid Off	0.015
610	Current	0.031
610	Delinquent	0.111
610	Paid Off	0.022
620	Current	0.045
620	Delinquent	0.101
620	Paid Off	0.038
630	Current	0.06
630	Delinquent	0.066
630	Paid Off	0.052
640	Current	0.063
640	Delinquent	0.089
640	Paid Off	0.061
650	Current	0.06
650	Delinquent	0.079
650	Paid Off	0.066
660	Current	0.069
660	Delinquent	0.063
660	Paid Off	0.077
670	Current	0.077
670	Delinquent	0.073
670	Paid Off	0.078
680	Current	0.081
680	Delinquent	0.057
680	Paid Off	0.084
690	Current	0.08
690	Delinquent	0.041
690	Paid Off	0.081
700	Current	0.068
700	Delinquent	0.038
700	Paid Off	0.073
710	Current	0.061
710	Delinquent	0.044
710	Paid Off	0.065
720	Current	0.054
720	Delinquent	0.041
720	Paid Off	0.059
730	Current	0.048
730	Delinquent	0.025
730	Paid Off	0.044
740	Current	0.04
740	Delinquent	0.051
740	Paid Off	0.042
750	Current	0.036
750	Delinquent	0.025
750	Paid Off	0.04
760	Current	0.033
760	Delinquent	0.019
760	Paid Off	0.033
770	Current	0.027
770	Delinquent	0.006
770	Paid Off	0.024
780	Current	0.02
780	Delinquent	0.006
780	Paid Off	0.02
790	Current	0.013
790	Delinquent	0.006
790	Paid Off	0.01
800	Current	0.008
800	Paid Off	0.007
810	Current	0.002
810	Paid Off	0.002
820	Current	0.001
820	Paid Off	0

Status	# of Loans	Average	Std. Deviation
Current	9,054	686	48.161
Delinquent	316	663	47.7
Paid Off	2,582	687	46.217
Total:	11,952


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Loan-to-Value Distribution by Status
Mortgage Data Through: September 30, 2005
LTV	Delinquency	Percentage
0	Current	0.002
0	Paid Off	0.005
0.1	Paid Off	0.247
0.1	Current	0.192
0.1	Delinquent	0.076
0.2	Current	0.767
0.2	Paid Off	0.705
0.2	Delinquent	0.845
0.3	Paid Off	0.04
0.3	Delinquent	0.073
0.3	Current	0.038
0.4	Paid Off	0.003
0.4	Delinquent	0.006
0.4	Current	0.001
0.5	Current	0

Status	# of Loans	Average	Std. Deviation
Current	9,054	0.961	0.061
Delinquent	316	0.979	0.036
Paid Off	2,582	0.945	0.073
Total:	11,952

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Balance Distribution by Status
Mortgage Data Through: September 30, 2005
Balance	Delinquency	Percentage
0	Current	0.001
10000	Current	0.047
10000	Delinquent	0.013
20000	Current	0.223
20000	Delinquent	0.199
30000	Current	0.224
30000	Delinquent	0.241
40000	Current	0.134
40000	Delinquent	0.098
50000	Current	0.097
50000	Delinquent	0.085
60000	Current	0.073
60000	Delinquent	0.054
70000	Current	0.058
70000	Delinquent	0.066
80000	Current	0.034
80000	Delinquent	0.041
90000	Current	0.032
90000	Delinquent	0.038
100000	Current	0.022
100000	Delinquent	0.038
110000	Current	0.016
110000	Delinquent	0.032
120000	Current	0.013
120000	Delinquent	0.022
130000	Current	0.008
130000	Delinquent	0.019
140000	Current	0.005
140000	Delinquent	0.009
150000	Current	0.004
150000	Delinquent	0.009
160000	Current	0.002
160000	Delinquent	0.003
170000	Current	0.001
170000	Delinquent	0.006
180000	Current	0.001
180000	Delinquent	0.006
190000	Current	0
190000	Delinquent	0.003
200000	Current	0.002
200000	Delinquent	0.013
210000	Current	0
230000	Current	0
240000	Current	0
240000	Delinquent	0.003
250000	Current	0
270000	Current	0
280000	Current	0
300000	Current	0
320000	Current	0
350000	Current	0
400000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	9,054	45,441.17	31,078.02
Delinquent	316	56,097.67	41,086.37
Total:	9,370

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Mortgage Term Distribution by Status
Mortgage Data Through: September 30, 2005
Mortgage Term	Delinquency	Percentage
120	Current	0
120	Paid Off	0
180	Paid Off	0.636
180	Current	0.61
180	Delinquent	0.627
240	Delinquent	0.038
240	Current	0.019
240	Paid Off	0.017
360	Paid Off	0.346
360	Current	0.371
360	Delinquent	0.335

# of Loans	Other	120	180	240	360
11,952	0	5	7,365	225	4357

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Mortgage Purpose Distribution
Mortgage Data Through: September 30, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,248	10.4%	Cash-out refinance 	897	9.9%
Purchase	10,139	84.6%	Purchase	7,707	85.1%

Rate/term refinance 	532	4.4%	Rate/term refinance 	404	4.5%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	64	0.5%	Other	46	0.5%

Total	11,983	100%	Total	9,054	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	29	9.2%	Cash-out refinance 	319	12.4%
Purchase	274	86.7%	Purchase	2,131	82.5%

Rate/term refinance 	12	3.8%	Rate/term refinance 	115	4.5%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	1	0.3%	Other	17	0.7%

Total	316	100%	Total	2,582	100%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Ownership Distribution by Status
Mortgage Data Through: September 30, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.232
Investment Home	Delinquent	0.111
Investment Home	Paid Off	0.282
Primary Home	Current	0.744
Primary Home	Delinquent	0.877
Primary Home	Paid Off	0.686
Second Home	Current	0.024
Second Home	Delinquent	0.013
Second Home	Paid Off	0.033

Title	# of Loans
Investment Home	2,867
Primary Home	8,781
Second Home	304
Total:	11,952

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
2/28/2005	2841029.21	982004.78	0	0  0
3/31/2005	4616130.66	2333432.97	1448319.82 30310.02   0
4/30/2005	3581337.99	2613406.91	2758607.1  586894.38  0
5/31/2005	4517476.9	1628746.3	3368866.83 1708592.09 0
6/30/2005	4720332.25	2463624.42	3880553.49 2324695.69 0
7/31/2005	6136758.54	2464228.96	5415873.21 2462074.78 27000
8/31/2005	4842496.34	3658784.8	4832137.53 3158062.76 158250
9/30/2005	4877514.08	2551920.22	7063894.42 2972355.25 261179

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Delinquent Count Over Time
Mortgage Data Through: September 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
2/28/2005	46	14	0	0	0
3/31/2005	95	37	20	1	0
4/30/2005	69	47	41	8	0
5/31/2005	92	35	51	22	0
6/30/2005	79	43	62	36	0
7/31/2005	115	37	91	37	1
8/31/2005	89	61	86	50	2
9/30/2005	99	40	121	54	2

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S1 Conditional Prepayment Rates
Mortgage Data Through: September 30, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA 12-Month MA
9/30/2005	10/25/2005	41.80%	43.18%	38.77%
8/31/2005	9/25/2005	47.58%	42.96%	36.87%
7/31/2005	8/25/2005	39.87%	38.07%
6/30/2005	7/25/2005	41.14%	34.02%
5/31/2005	6/25/2005	32.90%	30.13%
4/30/2005	5/25/2005	27.28%
3/31/2005	4/25/2005	30.10%
2/28/2005	3/25/2005	16.38%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.